SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)           November 18, 1996
                                                          ----------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           1-8483                                     95-3825062
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(Commission File Number)                    (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California              90245
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(Address of Principal Executive Offices)                            (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Event



On November 18, 1996, the following news release was issued:


                      UNOCAL SIGNS LETTER OF INTENT TO SELL
                     WEST COAST DOWNSTREAM ASSETS TO TOSCO;
                     DEAL VALUED AT APPROXIMATELY $2 BILLION
                     ---------------------------------------

         El Segundo, Calif., Nov. 18, 1996 -- Unocal today said it has signed a letter of intent to sell its West Coast petroleum refining, marketing and transportation assets to Stamford, Conn.-based Tosco Corporation.

         The sale is valued between $1.9 and $2.1 billion, including $1.4 billion for the refining, marketing and transportation fixed assets, approximately $400 million for inventories, and up to $250 million in possible participation payments should gasoline margins increase in the next seven years. In addition, Unocal will liquidate $80 million in net receivables, which will not be part of this transaction.

         The assets to be sold are currently operated by Unocal's 76 Products Company business unit, which is headquartered in Costa Mesa, Calif. The letter of intent anticipates that the sale will be closed in the first quarter of 1997.

         "We are pleased with the proposed terms of this sale because they represent a significant value for our stockholders," said Roger C. Beach, Unocal chairman and chief executive officer.

         Beach said that the sale of Unocal's West Coast refining, marketing and transportation assets is part of the company's long-term strategy to grow by pursuing large, long-life projects in Asia. "With this sale, we can focus on expanding our role as a major international energy producer and project developer and on strengthening our domestic U.S. oil and gas operations in the Louisiana/Gulf of Mexico region," he said.

Beach also noted that the company's Diversified Business Group, which includes agricultural products, Molycorp, UNO-VEN, and other businesses, will continue to be an important part of Unocal's operations.

         Beach said the company is building on its long experience and reputation from operations in Asia, particularly in Thailand, Indonesia and the Philippines. "We are now moving ahead with a variety of new projects throughout Asia," Beach said. He cited significant expansion of the company's operations in Thailand and Indonesia, the Yadana natural gas project in Myanmar, pipelines to transport crude oil and natural gas from Turkmenistan to markets in Pakistan, a new LPG terminal in China, exploration and development opportunities in Bangladesh and Vietnam, and an independent power project in Thailand.

         The fixed assets that would be sold include Unocal's California refineries in San Francisco, Santa Maria and Los Angeles, which have a combined capacity of 251,000-barrels-per-day; various terminals, bulk plants and pipelines; Unocal's lubricants business; Unocal's retail marketing business, including approximately 1,100 controlled sites and 250 branded, non-controlled sites in six Western states; the company's commercial and industrial petroleum products business; three ocean-going tankers; inventories of hydrocarbon products; credit card systems; and other assets. Unocal expects to record a $375 million aftertax book loss from the sale of the assets.

     The sale is subject to negotiation of a final agreement; approval by various regulatory agencies and Tosco shareholders; and the satisfaction of certain other conditions. Tosco plans to use debt and equity financing for the purchase.



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



                               UNOCAL CORPORATION
                 WEST COAST REFINING, MARKETING & TRANSPORTATION
                           ASSET SALE LETTER OF INTENT
                                   FACT SHEET

PROPOSED TERMS OF SALE:
-----------------------
Sales Price:                        $1.4 billion for fixed assets
                                    Approximately $400 million for inventories

Net Receivables:                    Unocal will liquidate $80 million in net
                                      receivables, not part of the  transaction

Participation Payment:              $250 million cap; 7-year term; payment
                                       computed and paid semi-annually; portion of increase in gasoline margins above base average

Form of payment:                    100% cash (at closing, Tosco has option of
                                       giving Unocal up to $400 million in Tosco stock in lieu of cash)

Closing:                            First quarter 1997

ASSETS INFORMATION
------------------
Refineries                          San Francisco Refinery (Rodeo, Calif.) -
                                      77,000 b/d
                                    Santa Maria Refinery (Arroyo Grande, Calif.)
                                     - 44,000 b/d
                                    Los Angeles Refinery (Carson and Wilmington,
                                      Calif.) - 130,000 b/d

Retail marketing business           Approximately 1,100 controlled sites and 250
                                      non-controlled sites in California,
                                      Arizona, Nevada, Oregon, Washington, and
                                      Hawaii

Ships                               Three oceangoing vessels (Sierra Madre, Blue
                                      Ridge and Coast Range)

Other assets and  businesses        Various terminals,   bulk  plants,  and
                                      pipelines (excluding Avila, Calif., tanks,
                                      wharf and related facilities); Unocal
                                      lubricants business; Unocal commercial and
                                      industrial petroleum   products  business;
                                      Unocal's credit card (including co-branded card) systems

Book earnings impact of sale        Estimated $375 million aftertax loss for
                                      Unocal.




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




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                                   UNOCAL CORPORATION
                                                   ------------------
                                                     (Registrant)




Date:  November 18, 1996                 By:     /s/ CHARLES S. MCDOWELL
-----  -----------------                 ---     -----------------------

                                                 Charles S. McDowell,
                                                 Vice President and Comptroller



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